                                                                    Exhibit 99.1

FOR IMMEDIATE RELEASE

August 5, 2002

RSTAR CORPORATION AND GILAT SATELLITE NETWORKS LTD. ANNOUNCE EXPIRATION OF EXCHANGE OFFER AND CLOSING OF RSTAR'S ACQUISITION OF THE STARBAND LATIN AMERICA BUSINESS SAN RAMON, CALIFORNIA, AND PETAH TIKVA, ISRAEL, AUGUST 5, 2002 -

      rStar Corporation (Nasdaq: RSTRC) and Gilat Satellite Networks Ltd. (Nasdaq: GILTF), a worldwide leader in satellite networking technology, announced today that the exchange offer for up to 6,315,789 shares of rStar common stock expired at 12:00 midnight, New York City time, on Friday, August 2, 2002. In addition, immediately prior to the expiration of the exchange offer, rStar closed its previously announced acquisition of the StarBand Latin America business from Gilat.

      Approximately 18,935,838 shares of rStar common stock had been tendered in the exchange offer as of 12:00 midnight, New York City time, on Friday, August 2, 2002. Because more than 6,315,789 shares of rStar common stock have been tendered in the exchange offer, the proration provisions described in the Offer to Exchange/Prospectus dated June 25, 2002 will apply. As explained in the Offer to Exchange/Prospectus, because of the difficulty in determining the number of shares of rStar common stock validly tendered and not withdrawn, rStar and Gilat do not expect to announce the final proration factor or exchange any shares validly tendered until about ten Nasdaq trading days after the expiration date. After August 7, 2002, stockholders may obtain preliminary information about the proration factor from the information agent for the exchange offer, Georgeson Shareholder, at their toll-free number (866) 821-0667, or from their brokers. The amount of the consideration to be paid for each share of rStar common stock accepted for exchange will be $1.58 in cash, based upon the formula described in the Offer to Exchange/Prospectus, and 0.0738 of a Gilat ordinary share.

      Effective on August 2, 2002, the previously announced acquisition by rStar of the StarBand Latin America business from Gilat in exchange for 43,103,448 shares of rStar common stock was consummated. At the Annual Meeting of rStar stockholders, held on April 30, 2002, rStar stockholders approved the acquisition of the StarBand Latin America business. In accordance with the terms of the acquisition agreement between Gilat and rStar, while regulatory approvals required for the transfer of certain of the Latin American operations are pending, Gilat will provide rStar with the economic benefit of such operations until such time as the regulatory approvals have been obtained.

      The StarBand Latin America business currently operates satellite-based rural telephony networks in certain Latin American countries, as well as high-speed consumer Internet access pilot networks in certain other countries. StarBand Latin America expects to work on a wholesale basis with Latin American ISPs, PTTs and other providers to offer high-speed Internet access via satellite. Its target customer will be the small office/home office and select consumer market segment in Latin America.

      Effective upon the closing of rStar's acquisition of the StarBand Latin America business, the members of the Board of Directors elected at the April 30, 2002 meeting of rStar stockholders took office. In addition, as described in the Offer to Exchange/Prospectus dated June 25, 2002 and rStar's Proxy Statement for the April 30, 2002 Annual Meeting of its stockholders, effective with the closing of the acquisition, the previously announced resignation of Lance Mortensen as Chairman and CEO of rStar became effective. It is anticipated that Mr. Giora Oron will be appointed as the interim CEO of rStar.

      ABOUT GILAT SATELLITE NETWORKS LTD. Gilat Satellite Networks Ltd., with its global subsidiaries Spacenet Inc. and Gilat Latin America, is a leading provider of telecommunications solutions based on Very Small Aperture Terminal
(VSAT) satellite network technology - with nearly 400,000 VSATs shipped worldwide. Gilat markets the Skystar Advantage, DialAw@y IP, FaraWay, Skystar 360E and SkyBlaster* 360 VSAT products in more than 70 countries around the world. The Company provides satellite-based, end-to-end enterprise networking and rural telephony solutions to customers across six continents, and markets interactive broadband data services. The Company is a joint venture partner in SATLYNX, a provider of two-way satellite broadband services in Europe, with SES GLOBAL and, following the execution of a definitive agreement and regulatory approval, Alcatel Space and SkyBridge, subsidiaries of Alcatel. Skystar Advantage(R), DialAw@y IP(TM) and FaraWay(TM) are trademarks or registered trademarks of Gilat Satellite Networks Ltd. or its subsidiaries. Visit Gilat at WWW.GILAT.COM. (*SkyBlaster is marketed in the United States by StarBand Communications Inc. under its own brand name.)

      ABOUT RSTAR CORPORATION rStar (Nasdaq: RSTRC) through its r)Star Broadband Networks, Inc. subsidiary, develops, provides and manages satellite-based networks for large-scale deployment across corporate enterprises and user communities of interest. rStar's core products include remote high-speed Internet access, data delivery, high-quality video and networking services distributed through its satellite broadband Internet gateway and bi-directional solutions. rStar's technology assures instantaneous, consistent, secure and reliable delivery of content within the rStar network. rStar is located in San Ramon, California, and can be reached at 925-543-0300 or at WWW.RSTAR.COM on the Web

      IMPORTANT LEGAL INFORMATION This announcement is neither an offer to purchase shares nor a solicitation of an offer to sell securities. Also, this announcement is not a recommendation with respect to the exchange offer. Gilat has filed a post-effective amendment to its registration statement, of which the Offer to Exchange dated June 25, 2002 is a part, and rStar and Gilat have also filed a tender offer statement regarding the exchange offer. The post-effective amendment to the registration statement and tender offer statement were originally filed with the U.S. Securities and Exchange Commission on June 25, 2002 and February 14, 2002, respectively. We advise all security holders to read the post-effective amendment to the registration statement and the tender offer statement, as well as the amendments to each of these filings, because they contain important information. You can obtain the Gilat post-effective amendment to the registration statement, of which the Offer to Exchange is a part, the rStar and Gilat tender offer statement, and other filed documents for free at the Securities and Exchange Commission's website (www.sec.gov). You can also obtain such documents for free from rStar or Gilat. Certain statements made herein that are not historical are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. The words "estimate", "project", "intend", "expect", "believe" and similar expressions are intended to identify forward-looking statements. These forward-looking statements involve known and unknown risks and uncertainties. Many factors could cause the actual results, performance or achievements of rStar and Gilat to be materially different from any future results, performance or achievements that may be expressed or implied by such forward-looking statements, including, among others, changes in general economic and business conditions. For additional information regarding these and other risks and uncertainties associated with rStar and Gilat's business, reference is made to rStar's and Gilat's reports filed from time to time with the Securities and Exchange Commission The safe-harbor provided by the Private Securities Litigation Reform Act of 1995 is not available to forward-looking statements made in the context of the exchange offer for rStar shares.

      FOR FURTHER INFORMATION: GILAT COMPANY CONTACT:

      Tim Perrott Vice President, Investor Relations Gilat Satellite Networks McLean, Virginia 703-848-1515 Tim.Perrott@spacenet.com

      GILAT INVESTOR RELATIONS CONTACT: Ruder Finn, Inc. Magda Gagliano 212-593-6319 gaglianom@ruderfinn.com

      RSTAR CORPORATION CONTACT: Juleen Murray 925-543-9239 RSTAR INVESTOR RELATIONS CONTACT: Pondel/Wilkinson Group, Los Angeles (Investor Relations) Cecilia A. Wilkinson/Julie MacMedan 310-207-9300 investor@pondel.com